1997 AWARD NO. __




                     FLEMING COMPANIES, INC.

                    1996 STOCK INCENTIVE PLAN



                    _________________________

                       AMENDED AND RESTATED
                 RESTRICTED STOCK AWARD AGREEMENT
                            1996 PLAN



Participant
Name:  _______________
                                     Grant Date: November 1, 1997


Shares Subject to Restricted
   Stock Award:  ______
Expiration Date:  December 31, 2000

           (Amended and Restated as of August 18, 1998)

                       AMENDED AND RESTATED
               RESTRICTED STOCK AWARD AGREEMENT FOR
                   THE FLEMING COMPANIES, INC.
                    1996 STOCK INCENTIVE PLAN


          THIS AMENDED AND RESTATED RESTRICTED STOCK AWARD
AGREEMENT entered into as of the 18th day of August, 1998, by and between Fleming Companies, Inc., an Oklahoma corporation (the
"Company"), and _______________ (herein referred to as the "Participant");

                       W I T N E S S E T H:

          WHEREAS, the Participant is a key management employee of the Company; and

          WHEREAS, the Company desires to encourage the Participant to remain in the employ of the Company in the future; and

          WHEREAS, the Company has previously adopted the Fleming
Companies, Inc. 1996 Stock Incentive Plan and certain amendments thereto (the "Plan"); and

          WHEREAS, in consideration of the premises and the mutual promises and covenants herein contained, the Company provided the Participant the opportunity to acquire shares of voting common stock of the Company in exchange for the Participant's performing future services for the Company pursuant to that certain Restricted Stock Award Agreement for the Fleming Companies, Inc. 1996 Stock Incentive Plan dated as of November 1, 1997; and

          WHEREAS, the Company and the Participant desire to amend the Original Agreement by execution of this Amended and Restated Restricted Stock Award Agreement for the Fleming Companies, Inc. 1996 Stock Incentive Plan (the "Agreement") which shall serve as an amendment, restatement and continuation of the Original Agreement as amended by this Agreement; and

          WHEREAS, the Company has established a trust entitled "Fleming Companies, Inc. Executive Deferred Compensation Trust" (the "Trust") as a device for assisting the Company to meet its obligations under the Plan and other employee benefit plans sponsored by the Company.

          NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, the Participant and the Company agree as follows (all capitalized terms used herein, unless otherwise defined, have the meaning ascribed to such terms as set forth in the Plan):

          1. The Plan. The Plan, a copy of which is attached hereto as Exhibit "A", is hereby incorporated by reference herein and made a part hereof for all purposes, and when taken with this Agreement shall govern the rights of the Participant and the Company with respect to the Award (as defined below).

          2. Grant of Award. The Company hereby grants to the Participant an award (the "Award") of ______ shares of Company common stock, par value $____ (the "Stock"), on the terms and conditions set forth herein and in the Plan.

          3.   Terms of Award.

               (a) Vesting. Certificates representing the shares of Stock subject to the Award shall be issued in the name of and delivered to Liberty Bank and Trust Company of Oklahoma City, N.A., the trustee of the Trust (the "Trustee"). Subject to the terms of the Plan, the Participant shall become vested in the number of the shares of Stock within the Award in accordance with the vesting schedule attached hereto as Exhibit "B" and incorporated by reference, provided that such Participant has at all times remained in the full-time and continuous employment of the Company through the date of vesting.

          Except as provided in the Plan, in the event the Partici-pant terminates employment for any reason whatsoever prior to the vesting of all shares of Stock subject to the Award, then, all remaining shares of Stock which have not yet been vested (including dividends paid and held by the Trustee on such shares) shall be absolutely forfeited and the Participant shall have no further interest therein of any kind whatsoever.

               (b) Change of Control Event. Notwithstanding any contrary provisions of this Agreement or the Plan, the Company and the Committee have determined that the Participant shall be deemed vested in all remaining shares of Stock subject to the Award which have not yet vested upon the occurrence of a Change of Control Event as such term is defined in this Section 3(b) and not as defined in Section 2.4 of the Plan. For purposes of this Agreement and this Participant the term "Change of Control Event" shall mean:

                    (i)  The acquisition by any
               individual, entity or group (within
               the meaning of Section 13(d)(3) or
               14(d)(2) of the Securities Exchange
               Act of 1934, as amended (the "Ex-
               change Act")) (a "Person") of bene-
               ficial ownership (within the meaning
               of Rule 13d-3 promulgated under the
               Exchange Act) of 20% or more (the
               "Triggering Percentage") of either
               (i) the then outstanding shares of
               common stock of the Company (the
               "Outstanding Company Common Stock")
               or (ii) the combined voting power of
               the then outstanding voting securi-
               ties of the Company entitled to vote
               generally in the election of direc-
               tors (the "Outstanding Company Vot-
               ing Securities"); provided, however,
               in the event the "Incumbent Board"
               (as such term is hereinafter defined)
               pursuant to authority granted
               in any rights agreement to which the
               Company is a party (the "Rights
               Agreement") lowers the acquisition
               threshold percentages set forth in
               such Rights Agreement, the Trigger-
               ing Percentage shall be automatical-
               ly reduced to equal the threshold
               percentages set pursuant to authori-
               ty granted to the board in the
               Rights Agreement; and provided,
               further, however, that the following
               acquisitions shall not constitute a
               Change of Control:  (i) any acquisi-
               tion directly from the Company, (ii)
               any acquisition by the Company,
               (iii) any acquisition by any
               employee benefit plan (or related
               trust) sponsored or maintained by
               the Company or any corporation con-
               trolled by the Company, or (iv) any
               acquisition by any corporation pur-
               suant to a transaction which com-
               plies with clauses (x), (y), and (z)
               of subsection (iii) of this Section
               3(b); or

                    (ii) Individuals who, as of the
               date hereof, constitute the Board
               (the "Incumbent Board") cease for
               any reason to constitute at least a
               majority of the Board; provided,
               however, that any individual becom-
               ing a director subsequent to the
               date hereof whose election, appoint-
               ment or nomination for election by
               the Company's shareholders, was
               approved by a vote of at least a
               majority of the directors then com-
               prising the Incumbent Board shall be
               considered as though such individual
               were a member of the Incumbent
               Board, but excluding, for purposes
               of this definition, any such indi-
               vidual whose initial assumption of
               office occurs as a result of an
               actual or threatened election con-
               test with respect to the election or
               removal of directors or other actual
               or threatened solicitation of prox-
               ies or consents by or on behalf of a
               Person other than the Board; or

                    (iii)  Approval by the share-
               holders of the Company of a reorga-
               nization, share exchange, merger or
               consolidation or acquisition of
               assets of another corporation (a
               "Business Combination"), in each
               case, unless, following such Busi-
               ness Combination, (x) all or sub-
               stantially all of the individuals
               and entities who were the beneficial
               owners, respectively, of the Out-
               standing Company Common Stock and
               Outstanding Company Voting Securi-
               ties immediately prior to such Busi-
               ness Combination will beneficially
               own, directly or indirectly, more
               than 50% of, respectively, the then
               outstanding shares of common stock
               and the combined voting power of the
               then outstanding voting securities
               entitled to vote generally in the
               election of directors, as the case
               may be, of the corporation resulting
               from such Business Combination (in-
               cluding, without limitation, a cor-
               poration which as a result of such
               transaction will own the Company
               through one or more subsidiaries) in
               substantially the same proportions
               as their ownership, immediately
               prior to such Business Combination
               of the Outstanding Company Common
               Stock and Outstanding Company Voting
               Securities, as the case may be, (y)
               no Person (excluding any employee
               benefit plan (or related trust) of
               the Company or such corporation
               resulting from such Business Combi-
               nation) will beneficially own, di-
               rectly or indirectly, 20% or more
               of, respectively, the then outstand-
               ing shares of common stock of the
               corporation resulting from such
               Business Combination or the combined
               voting power of the then outstanding
               voting securities of such corpora-
               tion except to the extent that such
               ownership existed prior to the Busi-
               ness Combination, and (z) at least a
               majority of the members of the board
               of directors of the corporation
               resulting from such Business Combi-
               nation will have been members of the
               Incumbent Board at the time of the
               execution of the initial agreement,
               or of the action of the Board, pro-
               viding for such Business Combina-
               tion; or

                    (iv) Approval by the sharehold-
               ers of the Company of (x) a complete
               liquidation or dissolution of the
               Company or, (y) the sale or other
               disposition of all or substantially
               all of the assets of the Company,
               other than to a corporation, with
               respect to which following such sale
               or other disposition, (A) more than
               50% of, respectively, the then out-
               standing shares of common stock of
               such corporation and the combined
               voting power of the then outstanding
               voting securities of such corpora-
               tion entitled to vote generally in
               the election of directors will be
               beneficially owned, directly or
               indirectly, by all or substantially
               all of the individuals and entities
               who were the beneficial owners,
               respectively, of the Outstanding
               Company Common Stock and Outstanding
               Company Voting Securities immediate-
               ly prior to such sale or other dis-
               position in substantially the same
               proportion as their ownership, imme-
               diately prior to such sale or other
               disposition, of the Outstanding
               Company Common Stock and Outstanding
               Company Voting Securities, as the
               case may be, (B) less than 20% of,
               respectively, the then outstanding
               shares of common stock of such cor-
               poration and the combined voting
               power of the then outstanding voting
               securities of such corporation enti-
               tled to vote generally in the elec-
               tion of directors will be benefi-
               cially owned, directly or indirect-
               ly, by any Person (excluding any
               employee benefit plan (or related
               trust) of the Company or such corpo-
               ration), except to the extent that
               such Person owned 20% or more of the
               Outstanding Company Common Stock or
               Outstanding Company Voting Securi-
               ties prior to the sale or disposi-
               tion, and (C) at least a majority of
               the members of the board of direc-
               tors of such corporation will have
               been members of the Incumbent Board
               at the time of the execution of the
               initial agreement, or of the action
               of the Board, providing for such
               sale or other disposition of assets
               of the Company.

          4. Legends. The shares of Stock which are the subject of the Award shall be subject to the following legend:

          "THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND ARE TRANSFERRABLE ONLY IN ACCORDANCE WITH THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT FOR THE FLEMING COMPANIES, INC. 1996 STOCK INCENTIVE PLAN DATED THE 1ST DAY OF NOVEMBER, 1997. ANY ATTEMPTED TRANSFER OF THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE IN VIOLATION OF SUCH AGREEMENT SHALL BE NULL AND VOID AND WITHOUT EFFECT. A COPY OF THE AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF FLEMING COMPANIES, INC."

          5. Automatic Deferral of Vested Shares and Dividends. The Participant agrees that the grant of the Award under this Agreement is subject to the restrictions herein contained and that all shares of Stock subject to the Award and dividends thereon, if any, made under this Agreement shall be automatically and irrevoca-bly delivered directly to the Trustee and shall not be distributed by the Trustee to the Participant until the Participant terminates employment with the Company or a Subsidiary and all the following conditions have been satisfied:

               (a) The Participant completes at least two years of employment service with the Company or a Subsidiary;

               (b) The Participant satisfies the "Rule of 70" where the Participant's age plus completed years of employment service with the Company or a Subsidiary equals 70 or more; and

               (c) The Participant has attained the age of 55 and has earned at least 10 years of employment service with the Company or a Subsidiary.

Provided, for purposes of determining a Participant's years of employment service with the Company or a Subsidiary, such service shall be based upon the 12 month period commencing with the Participant's initial date of hire (or date of rehire) with the Company or a Subsidiary and 12 month anniversaries of such date during which time the Participant remains in the continuous full-time employ of the Company or a Subsidiary. For purposes of calculating the years of employment service with the Company or a Subsidiary under Subsections 5(b) and 5(c) above, service will be considered both before and after the date of the Award. For purposes of calculating the years of employment service with the Company or a Subsidiary under Section 5(a) above, service will be considered as commencing on November 1, 1997. With regard to the calculation of years of employment service with respect to any Participant who is hired and then terminated employment and was subsequently rehired by the Company or a Subsidiary, then, the Committee shall make the determination and calculation as to number of completed years of employment service by disregarding the break in employment service considering such periods of employment service to be cumulative, i.e., counting one or more periods of employment.

Provided further, notwithstanding the fact that the Participant has not satisfied the foregoing requirements of this Section 5, in the event that the Participant dies, incurs a Disability, or a Change of Control Event occurs as defined in Section 3(b) of this Agreement, then (i) the Award (all shares of Stock) will be automatically fully vested and nonforfeitable and (ii) such vested shares of Stock and dividends attributable to the Award (all shares of Stock) will be distributed by the Trustee to the Participant (or his Beneficiary in the event of his death) within thirty (30) days following the occurrence of the event which would cause distribu-tion of such vested shares of Stock.

Provided further, the Committee will make all decisions, in its sole discretion, with regard to whether the requirements for distribution of any Award have been satisfied, and may, in its sole discretion, waive all or any restrictions with respect to any shares of Stock.

          6. No Rights in Stock. The Participant agrees that until such vested shares of Stock are distributed to him, he has no rights or interest in such shares as a shareholder of the Company or otherwise, and that such shares shall be held by the Trustee in accordance with the terms of the Trust and shall be voted by the Trustee. Specifically, the Participant hereby waives the right to require the certificate representing the shares of Stock granted under the Award to be in his name and any right to vote such shares of Stock as provided in Section 7.2(c) of the Plan. Further, the Participant has no interest in the Trust of any kind whatsoever.
As a condition precedent to issuing a certificate representing the shares of Stock granted under the Award, the Company require and the Participant agrees to deliver to the Trustee a duly executed irrevocable stock power (in blank) covering such shares representing the certificate which will be utilized by the Trustee in the event the Participant terminates employment with the Company or a Subsidiary prior to the time he becomes vested in such shares of Stock, and will be executed by the Trustee transferring such shares of Stock to the Company.

          7. Nontransferability of Award. With respect to all shares of Stock held by the Trust which are subject to this Award, and dividends on such Stock held by the Trust, the Participant shall not have the right to sell, assign, transfer, convey, dispose, pledge, hypothecate, burden, encumber or charge shares of Stock held by the Trustee and dividends or any interest therein in any manner whatsoever.

          8. Notices. All notices or other communications relating to the Plan and this Agreement as it relates to the Participant shall be in writing, shall be deemed to have been made if personally delivered in return for a receipt, or if mailed, by regular U.S. mail, postage prepaid, by the Company to the Partici-pant at the following address:

               ______________________________
               ______________________________
               ______________________________

or such other address as the Participant may advise the Company in writing. The date of personal delivery shall be the date of giving notice, or if made by mail in the manner prescribed above, notice shall be deemed to have been given three (3) business days after the date of mailing.

          9. Binding Effect and Governing Law. This Agreement shall be (i) binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns except as may be limited by the Plan and (ii) governed and construed under the laws of the State of Oklahoma.

          10. Withholding. The Company and the Participant shall comply with all federal and state laws and regulations respecting the withholding, deposit and payment of any income, employment or other taxes relating to the Award.

          11. Award Subject to Claims or Creditors. The Participant shall not have any interest in any particular assets of the Company, its parent, if applicable, or any Subsidiary by reason of the right to earn an Award under the Plan and this Agreement, and the Participant or any other person shall have only the rights of a general unsecured creditor of the Company, its parent, if applicable, or a Subsidiary with respect to any rights under the Plan or this Agreement.

          12. Captions. The captions of specific provisions of this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provision hereof.

          13. Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall be deemed an original for all purposes, but all of which taken together shall form but one agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


"COMPANY"                     FLEMING COMPANIES, INC., an Oklahoma
                              corporation


                              By
                                Craig A. Grant
                                Senior Vice President -
                                  Organizational Strategies and
                                  Management Development


"PARTICIPANT"

                              ______________________, Participant

                                                        1996 PLAN
                           EXHIBIT "B"
                   VESTING OF RESTRICTED STOCK


     Restricted Stock shall vest in accordance with the following terms during the "Award Period" which shall commence November 1, 1997 and shall terminate December 31, 2000 if not sooner vested. Shares not fully vested during the Award Period shall be forfeited by the Participant at the end of the Award Period.

A. One-half of the number of shares of Stock in the Award will be subject to vesting based upon the Participant's continuous employment with the Company and/or any of its Subsidiaries through the vesting dates set forth on the following table:

          Vesting Date                  Number of Shares Vested

          _______________                    _____
          _______________                    _____
          _______________                    _____

B. One-half of the number of shares of Stock in the Award will be subject to vesting based upon the Stock of the Company achieving and maintaining for 20 consecutive trading days from and after October 31, 1997, the following Current Market Values:

          Current Market Value          Number of Shares Vested

               $_____                        _____
               $_____                        _____
               $_____                        _____

          For purposes of this Agreement, "Current Market Value" shall mean the closing price for shares of Stock as reported on the New York Stock Exchange as reflected in the Wall Street Journal
Southwest Edition.